Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made May 31, 2013 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimates1

			Current Distribution				Current Distribution (%)
Fund Ticker	Fiscal Year End	Total Current Distribution	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Current Annualized Distribution Rate on NAV [1]	Five Year Average Annual Total Return on NAV [1]
AWP	31-Oct-13	0.0500	0.0409	—	—	0.0091	81.8%	0.0%	0.0%	18.2%	6.74%	2.90%

			Cumulative Distribution				Cumulative Distribution (%)
Fund Ticker	Fiscal Year End	Total Distributions Fiscal YTD[1]	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Cumulative Fiscal YTD Distributions as a % of NAV [1]	Cumulative Fiscal YTD Total Return on NAV [1]
AWP	31-Oct-13	0.3500	0.2865	—	—	0.0635	81.8%	0.0%	0.0%	18.2%	3.93%	19.29%

1Based on the Fund’s NAV as of April 30, 2013

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

00099504

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made June 28, 2013 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimates1

			Current Distribution				Current Distribution (%)
Fund Ticker	Fiscal Year End	Total Current Distribution	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Current Annualized Distribution Rate on NAV [1]	Five Year Average Annual Total Return on NAV [1]
AWP	31-Oct-13	0.0500	0.0412	—	—	0.0088	82.4%	0.0%	0.0%	17.6%	7.18%	1.94%

			Cumulative Distribution				Cumulative Distribution (%)
Fund Ticker	Fiscal Year End	Total Distributions Fiscal YTD[1]	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Cumulative Fiscal YTD Distributions as a % of NAV [1]	Cumulative Fiscal YTD Total Return on NAV [1]
AWP	31-Oct-13	0.4000	0.3296	—	—	0.0704	82.4%	0.0%	0.0%	17.6%	4.78%	12.79%

1Based on the Fund’s NAV as of May 31, 2013

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

00100964

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made July 31, 2013 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimates1

			Current Distribution				Current Distribution (%)
Fund Ticker	Fiscal Year End	Total Current Distribution	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Current Annualized Distribution Rate on NAV [1]	Five Year Average Annual Total Return on NAV [1]
AWP	31-Oct-13	0.0500	0.0369	—	—	0.0131	73.8%	0.0%	0.0%	26.2%	7.73%	4.02%

			Cumulative Distribution				Cumulative Distribution (%)
Fund Ticker	Fiscal Year End	Total Distributions Fiscal YTD[1]	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Cumulative Fiscal YTD Distributions as a % of NAV [1]	Cumulative Fiscal YTD Total Return on NAV [1]
AWP	31-Oct-13	0.4500	0.3319	—	—	0.1181	73.8%	0.0%	0.0%	26.2%	5.80%	21.76%

1Based on the Fund’s NAV as of June 28, 2013

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

00102308

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made August 30, 2013 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimates1

			Current Distribution				Current Distribution (%)
Fund Ticker	Fiscal Year End	Total Current Distribution	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Current Annualized Distribution Rate on NAV [1]	Five Year Average Annual Total Return on NAV [1]
AWP	31-Oct-13	0.0500	0.0350	—	—	0.0150	70.0%	0.0%	0.0%	30.0%	7.59%	5.70%

			Cumulative Distribution				Cumulative Distribution (%)
Fund Ticker	Fiscal Year End	Total Distributions Fiscal YTD[1]	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Cumulative Fiscal YTD Distributions as a % of NAV [1]	Cumulative Fiscal YTD Total Return on NAV [1]
AWP	31-Oct-13	0.5000	0.3499	—	—	0.1501	70.0%	0.0%	0.0%	30.0%	6.33%	8.00%

1Based on the Fund’s NAV as of July 31, 2013

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

00103752

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made September 30, 2013 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimates1

			Current Distribution				Current Distribution (%)
Fund Ticker	Fiscal Year End	Total Current Distribution	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Current Annualized Distribution Rate on NAV [1]	Five Year Average Annual Total Return on NAV [1]
AWP	31-Oct-13	0.0500	0.0344	—	—	0.0156	68.8%	0.0%	0.0%	31.2%	8.08%	5.88%

			Cumulative Distribution				Cumulative Distribution (%)
Fund Ticker	Fiscal Year End	Total Distributions Fiscal YTD[1]	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Cumulative Fiscal YTD Distributions as a % of NAV [1]	Cumulative Fiscal YTD Total Return on NAV [1]
AWP	31-Oct-13	0.5500	0.3783	—	—	0.1717	68.8%	0.0%	0.0%	31.2%	7.40%	2.32%

1Based on the Fund’s NAV as of August 30, 2013

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

00105391

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made October 31, 2013 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimates1

			Current Distribution				Current Distribution (%)
Fund Ticker	Fiscal Year End	Total Current Distribution	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Current Annualized Distribution Rate on NAV [1]	Five Year Average Annual Total Return on NAV [1]
AWP	31-Oct-13	0.0500	0.0312	—	—	0.0188	62.5%	0.0%	0.0%	37.5%	7.53%	12.62%

			Cumulative Distribution				Cumulative Distribution (%)
Fund Ticker	Fiscal Year End	Total Distributions Fiscal YTD[1]	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Cumulative Fiscal YTD Distributions as a % of NAV [1]	Cumulative Fiscal YTD Total Return on NAV [1]
AWP	31-Oct-13	0.6000	0.3749	—	—	0.2251	62.5%	0.0%	0.0%	37.5%	7.53%	10.51%

1Based on the Fund’s NAV as of September 30, 2013

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

00107301